Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Basis of Accounting
The accompanying consolidated financial statements are prepared on the accrual basis of accounting in accordance with U.S. GAAP.
Principles of Consolidation and Basis of Presentation
The consolidated financial statements include the accounts of the Company, consolidated joint venture arrangement and its subsidiaries. The portions of the consolidated joint venture arrangement not owned by the Company are presented as noncontrolling interests. In addition, as described in Note 1 — Organization, certain affiliates and non-affiliated third parties have been issued OP Units. Holders of OP Units are considered to be non-controlling interest holders in the OP and their ownership interest is reflected as equity in the consolidated balance sheets. In addition, a portion of the earnings and losses of the OP are allocated to non-controlling interest holders based on their respective ownership percentages. Furthermore, upon conversion of OP Units to common stock, any difference between the fair value of common shares issued and the carrying value of the OP Units converted is recorded as a component of equity. As of December 31, 2013 and 2012, there were 9,591,173 and 1,621,349 OP Units outstanding, respectively. In addition, as discussed in Note 2 — Mergers and Acquisitions, the historical information of ARCT III and ARCT IV has been presented as if the mergers had occurred as of the beginning of the earliest period presented.
All intercompany accounts and transactions have been eliminated in consolidation. In determining whether the Company has a controlling financial interest in a joint venture and the requirement to consolidate the accounts of that entity, management considers factors such as ownership interest, authority to make decisions and contractual and substantive participating rights of the other partners or members as well as whether the entity is a variable interest entity of which the Company is the primary beneficiary.
Reclassification
Certain reclassifications have been made to the previously issued historical financial statements of the Company to conform to this presentation.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management makes significant estimates regarding revenue recognition, investments in real estate, business combinations, and derivative financial instruments and hedging activities, as applicable.
Real Estate Investments
The Company records acquired real estate at costs and makes assessments as to the useful lives of depreciable assets. The Company considers the period of future benefit of the asset to determine the appropriate useful lives. Depreciation is computed using a straight-line method over the estimated useful life of 40 years for buildings, five to 15 years for building fixtures and improvements and the remaining lease term for acquired intangible lease assets.
Assets Held for Sale
The Company classifies real estate investments as held for sale when the Company has entered into a contract to sell the property, all material due diligence requirements have been satisfied, and the Company believes it is probable that the disposition will occur, or the Company is actively marketing the property and management has the intent to sell the property, among other conditions. Assets held for sale are recorded at the lower of carrying value or estimated fair value, less estimated cost to dispose of the asset. The results of operations and the related gain or loss on sale of properties that have been sold or that are classified as held for sale are included in discontinued operations in the consolidated statements of operations and comprehensive loss for all periods presented. At December 31, 2013 and 2012, the Company had one and two properties, respectively, that were classified as properties held for sale. See Note 21 — Discontinued Operations and Properties Held for Sale.
If circumstances arise that the Company previously considered unlikely and, as a result, the Company decides not to sell a property previously classified as held for sale, the Company will reclassify the property as held and used. The Company measures and records a property that is reclassified as held and used at the lower of (i) its carrying amount before the property was classified as held for sale, adjusted for any depreciation expense that would have been recognized had the property been continuously classified as held and used or (ii) the estimated fair value at the date of the subsequent decision not to sell.
Development Activities
Project costs and expenses, which include interest expense, associated with the development, construction and lease-up of a real estate project are capitalized as construction in progress. Once the development and construction of the building is substantially completed, the amounts capitalized to construction in progress are transferred to (i) land and (ii) buildings and improvements. As required by U.S. GAAP, the Company computes interest expense on the full amount it has invested in the project, whether or not such investment is externally financed.
Impairment of Long Lived Assets
Periodically, or when circumstances indicate the carrying value of a property may not be recoverable, the Company assesses real estate investments for impairment. This review is based on an estimate of the future undiscounted cash flows, excluding interest charges, expected to result from the property's use and eventual disposition. These estimates consider factors such as expected future operating income, market and other applicable trends and residual value, as well as the effects of leasing demand, competition and other factors. If impairment exists due to the inability to recover the carrying value of a property, an impairment loss is recorded to the extent that the carrying value exceeds the estimated fair value of the property. The Company has determined that the significant inputs used to estimate the fair value of the property full within Level 2 or Level 3 of fair value hierarchy. The Company did not record any impairment charges on real estate investments from continuing operations during the years ended December 31, 2013, 2012 and 2011. The Company did not record any impairment charges on real estate investments from discontinued operations during the year ended December 31, 2013. For the years ended December 31, 2012 and 2011, the Company recorded $0.6 million and $0.8 million as impairment charges from discontinued operations.
The Company reviews its direct financing leases at least annually to determine whether there has been an other-than-temporary decline in the current estimate of residual value of the property. The Company has determined that the significant inputs used to value these investments fall within Level 3 for fair value accounting. The residual value is an estimate of what the Company could realize upon the sale of the property at the end of the lease term, based on market information. If this review indicates that a decline in residual value has occurred that is other-than-temporary, the Company recognizes an impairment charge equal to the difference between the fair value and carrying value, which is discounted at the internal rate of return of the direct financing lease. The Company did not record any impairment charges on direct financing leases during the years ended December 31, 2013, 2012 and 2011.
Allocation of Purchase Price of Business Combinations including Acquired Properties
In accordance with the guidance for business combinations, the Company determines whether a transaction or other event is a business combination. If the transaction is determined to be a business combination, the Company determines if the transaction is considered to be between entities under common control. The acquisition of an entity under common control is accounted for on the carryover basis of accounting whereby the assets and liabilities of the companies are recorded upon the merger on the same basis as they were carried by the companies on the merger date. All other business combinations are accounted for by applying the acquisition method of accounting. Under the acquisition method, the Company recognizes the identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity. In addition, the Company evaluates the existence of goodwill or a gain from a bargain purchase. The Company will immediately expense acquisition-related costs and fees associated with business combinations and asset acquisitions.
The Company allocates the purchase price of acquired properties and businesses accounted for under the acquisition method of accounting to tangible and identifiable intangible assets acquired based on their respective fair values to tangible and identifiable intangible assets acquired based on their respective fair values. Tangible assets include land, buildings, equipment and tenant improvements on an as-if vacant basis. The Company utilizes various estimates, processes and information to determine the as-if vacant property value. Estimates of value are made using customary methods, including data from appraisals, comparable sales, discounted cash flow analysis and other methods. Identifiable intangible assets include amounts allocated to acquire leases for above- and below-market lease rates, the value of in-place leases, and the value of customer relationships.
Amounts allocated to land, buildings, equipment and fixtures are based on cost segregation studies performed by independent third parties or on the Company's analysis of comparable properties in its portfolio.
The aggregate value of intangible assets related to in-place leases is primarily the difference between the property valued with existing in-place leases adjusted to market rental rates and the property valued as if vacant. Factors considered by the Company in its analysis of the in-place lease intangibles include an estimate of carrying costs during the expected lease-up period for each property, taking into account current market conditions and costs to execute similar leases. In estimating carrying costs, the Company includes real estate taxes, insurance and other operating expenses and estimates of lost rentals at market rates during the expected lease-up period, which typically ranges from six to 18 months. The Company also estimates costs to execute similar leases including leasing commissions, legal and other related expenses.
Above-market and below-market in-place lease values for owned properties are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between the contractual amounts to be paid pursuant to the in-place leases and management's estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market lease intangibles are amortized as a decrease to rental income over the remaining term of the lease. The capitalized below-market lease values will be amortized as an increase to rental income over the remaining term of the lease and any fixed rate renewal periods provided within the respective leases. In determining the amortization period for below-market lease intangibles, the Company initially will consider, and periodically evaluate on a quarterly basis, the likelihood that a lessee will execute the renewal option. The likelihood that a lessee will execute the renewal option is determined by taking into consideration the tenant's payment history, the financial condition of the tenant, business conditions in the industry in which the tenant operates and economic conditions in the area in which the property is located.
The fair value of investments and debt are valued using techniques consistent with those disclosed in Note 9 — Fair Value of Financial Instruments, depending on the nature of the investment or debt. The fair value of all other assumed assets and liabilities based on the best information available.
The aggregate value of intangibles assets related to customer relationships is measured based on the Company's evaluation of the specific characteristics of each tenant's lease and the Company's overall relationship with the tenant. Characteristics considered by the Company in determining these values include the nature and extent of the Company's existing business relationships with the tenant, growth prospects for developing new business with the tenant, the tenant's credit quality and expectations of lease renewals, among other factors.
The value of in-place leases is amortized to expense over the initial term of the respective leases, which range primarily from two to 20 years. The value of customer relationship intangibles is amortized to expense over the initial term and any renewal periods in the respective leases, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. If a tenant terminates its lease, the unamortized portion of the in-place lease value and customer relationship intangibles is charged to expense.
In making estimates of fair values for purposes of allocating purchase price, the Company utilizes a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property and other market data. The Company also considers information obtained about each property as a result of its pre-acquisition due diligence, as well as subsequent marketing and leasing activities, in estimating the fair value of the tangible and intangible assets acquired and intangible liabilities assumed.
Intangible lease assets and liabilities of the Company consist of the following as of December 31, 2013 and 2012 (amounts in thousands):

	December 31,
	2013	2012
Intangible Lease Assets:
In-place leases, gross	$742,253	$219,650
Accumulated amortization on in-place leases	(60,754)	(11,247)
In-place leases, net of accumulated amortization	681,499	208,403
Above market leases, gross	16,123	1,503
Accumulated amortization on above market leases	(657)	(118)
Above market leases, net of accumulated amortization	15,466	1,385
Total intangible lease assets, net	$696,965	$209,788

Intangible Lease Liabilities:
Below market leases, gross	$(78,504)	$—
Accumulated amortization on below market leases	715	—
Below market leases, net of accumulated amortization	(77,789)	—
Total intangible lease liabilities, net	$(77,789)	$—
The following table provides the remaining weighted-average amortization period as of December 31, 2013 for intangible assets and liabilities and the projected amortization expense and adjustments to rental income for the next five years (amounts in thousands):

	Remaining Weighted-Average Amortization Period in Years	2014	2015	2016	2017	2018
In-place leases:
Total to be included in amortization expense	10.17	$104,066	$94,656	$86,460	$78,172	$70,558
Above market lease assets:
Total to be deducted from rental income	11.88	$1,525	$1,525	$1,416	$1,388	$1,359
Below market lease liabilities:
Total to be included in rental income	22.68	$(4,173)	$(4,169)	$(4,151)	$(4,151)	$(4,144)

Goodwill
For business combinations accounted for under the acquisition method, after identifying all tangible assets and intangible assets and liabilities, the excess consideration paid for the fair value of the assets acquired and liabilities assumed represents goodwill. The Company allocates goodwill to the respective reporting units in which such goodwill arose. Goodwill acquired in the CapLease Merger comprises one reporting unit.
Cash and Cash Equivalents
Cash and cash equivalents include cash in bank accounts, as well as investments in highly-liquid money market funds with original maturities of three months or less.
The Company deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company ("FDIC") up to an insurance limit. At December 31, 2013 and 2012, the Company had deposits of $52.7 million and $292.6 million, respectively, of which $44.3 million and $288.9 million were in excess of the amount insured by the FDIC. Although the Company bears risk to amounts in excess of those insured by the FDIC, it does not anticipate any losses as a result due to the high quality of the institutions.
Restricted Cash
Restricted cash primarily consists of reserves related to lease expirations, as well as maintenance, structural and debt service reserves.
Investment in Direct Financing Leases
The Company has acquired certain properties that are subject to leases that qualify as direct financing leases in accordance with U.S. GAAP due to the significance of the lease payments from the inception of the leases compared to the fair value of the property. Investments in direct financing leases represent the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term. The fair value of the remaining lease payments is estimated using a discounted cash flow based on interest rates that would represent the Company's incremental borrowing rate for similar types of debt. The expected residual property value at the end of the lease term is estimated using market data and assessments of the remaining useful lives of the properties at the end of the lease terms, among other factors. Income from direct financing leases is calculated using the effective interest method over the remaining term of the lease.
As part of the update to the provisional allocation of the purchase price for the GE Capital Portfolio during the measurement period, the Company reclassified approximately $13.4 million from investment in direct financing leases receivables to investments in real estate, at cost.
Loans Held for Investments
The Company classifies its loans as long-term investments, as the Company intends to hold the loans for the foreseeable future or until maturity. Loan investments are carried on the Company's consolidated balance sheets at amortized cost (unpaid principal balance adjusted for unearned discount or premium and loan origination fees), net of any allowance for loan losses. Unearned discounts or premiums and loan origination fees are amortized as a component of interest income using the effective interest method over the life of the loan.
From time to time, the Company may determine to sell a loan in which case it must reclassify the asset as held for sale. Loans held for sale are carried at lower of cost or estimated fair value. From the period the Company acquired the loan investments through December 31, 2013, the Company has not sold or reclassified any loans as held for sale.
The Company evaluates its loan investments for possible impairment on a quarterly basis. Refer to Note 6 — Investment Securities, at Fair Value.
Commercial Mortgage-Backed Securities
The Company classifies all of its commercial mortgage-backed securities ("CMBS") as available for sale for financial accounting purposes. Under U.S. GAAP, securities classified as available for sale are carried on the consolidated balance sheet at fair value with the net unrealized gains or losses included in Accumulated Other Comprehensive Income (Loss), a component of Stockholders' Equity.
Any premiums or discounts on securities are amortized as a component of interest income using the effective interest method.
The Company estimates fair value on all securities investments quarterly based on a variety of inputs. Under applicable accounting guidance, securities where the fair value is less than the Company's cost are deemed impaired, and, therefore, must be measured for other-than-temporary impairment. If an impaired security (i.e., fair value below cost) is intended to be sold or required to be sold prior to expected recovery of the impairment loss, the full amount of the loss must be charged to earnings as other-than-temporary impairment. Otherwise, temporary impairment losses are charged to other comprehensive income (loss).
In estimating credit or other-than-temporary impairment losses, management considers a variety of factors including (1) the financial condition and near-term prospects of the credit, including credit rating of the security and the underlying tenant and an estimate of the likelihood, amount and expected timing of any default, (2) whether the Company expects to hold the investment for a period of time sufficient to allow for anticipated recovery in fair value, (3) the length of time and the extent to which the fair value has been below cost, (4) current market conditions, (5) expected cash flows from the underlying collateral and an estimate of underlying collateral values, and (6) subordination levels within the securitization pool. These estimates are highly subjective and could differ materially from actual results. From the period the Company acquired the CMBS through December 31, 2013, the Company had no other-than-temporary impairment losses.
Deferred Costs, Net
Deferred costs, net consists of deferred financing costs net of accumulated amortization, deferred leasing costs net of accumulated amortization and deferred offering costs.
Deferred financing costs represent commitment fees, legal fees and other costs associated with obtaining commitments for financing. These costs are amortized to interest expense over the terms of the respective financing agreements using the effective interest method. Unamortized deferred financing costs are expensed when the associated debt is refinanced or repaid before maturity. Costs incurred in seeking financial transactions that do not close are expensed in the period in which it is determined the financing will not close. At December 31, 2013 and 2012, the Company had $81.1 million and $15.1 million, respectively, of deferred financing costs net of accumulated amortization.
Deferred leasing costs, consisting primarily of lease commissions and payments made to assume existing leases, are deferred and amortized over the term of the lease. At December 31, 2013 and 2012, the Company had $0.2 million and $0.2 million, respectively, of deferred leasing costs, net of accumulated amortization.
Deferred offering costs represent professional fees, fees paid to various regulatory agencies, and other costs incurred in connection with registering to sell shares of the Company's common stock. As of December 31, 2013, the Company had no deferred offering costs. As of December 31, 2012, the Company had $0.1 million of deferred offering costs related to the Company's $500 million universal shelf and resale registration statements filed with the SEC in August 2012.
Convertible Obligation to Series C Convertible Preferred Stockholders
On June 7, 2013, the Company issued, through a private placement, 28.4 million shares of Series C Convertible Preferred Stock (the "Series C Stock") for gross proceeds of $445.0 million. Due to an unconditional obligation to either redeem or convert the Series C Stock into a variable number of shares of common stock that is predominantly based on a fixed monetary amount, the preferred securities were classified as an obligation under U.S. GAAP and were presented in the consolidated balance sheets as a liability prior to their settlement in November 2013. Promptly following the closing of the CapLease Merger, which, as discussed in Note 2 — Mergers and Acquisitions, was consummated on November 5, 2013, the Company converted the Series C Stock. In accordance with the terms of the original agreement, the Series C Stock was converted into 1.4 million shares of common stock with the remaining balance of Series C Stock settled in cash consideration of $441.4 million.
Contingent Valuation Rights
On June 7, 2013, the Company issued to certain common stock investors 29.4 million contingent value rights ("Common Stock CVRs") and to the Series C Stock investors 28.4 million contingent value rights ("Preferred Stock CVRs"). In September 2013, certain investors holding the Common Stock CVRs received $20.4 million representing the maximum payment of $1.50 per share as defined in the agreement. The remaining Common Stock CVR holders received settlement of the amount owed to them of $23.7 million promptly following the CapLease Merger, which consummated on November 5, 2013, representing the maximum payment of $1.50 per share.
The Company elected to settle the Preferred Stock CVRs promptly following the closing of the CapLease Merger on November 5, 2013. The Company settled the Preferred Stock CVRs for $0.90 per Preferred Stock CVR for total cash consideration of $25.6 million.
Changes in the fair value of the contingent valuation rights obligation subsequent to issuance date were recorded in the consolidated statements of operations and comprehensive loss within gain/loss on derivatives, net in the period incurred. For the year-ended December 31, 2013, the Company recorded a loss on the CVRs of $69.7 million, representing the settled value.
Convertible Debt
On July 29, 2013, the Company issued $300.0 million of Convertible Senior Notes (the "2018 Notes") and, pursuant to an over-allotment exercise by the underwriters of such 2018 Notes offering, issued an additional $10.0 million of its 2018 Notes on August 1, 2013. On December 10, 2013, the Company issued an additional $287.5 million of the 2018 Notes through a reopening of the "2018 Notes" indenture agreement. Also on December 10, 2013, the Company issued $402.5 million of Convertible Senior Notes (the 2020 Notes, collectively with the 2018 Notes, the "Convertible Notes"). The 2018 Notes mature August 1, 2018 and the 2020 Notes mature on December 15, 2020. The Convertible Notes are convertible to cash or shares of the Company's common stock at the Company's option. In accordance with U.S GAAP, the notes are accounted for as a liability with a separate equity component recorded for the conversion option. A liability was recorded for the Convertible Notes on the issuance date at fair value based on a discounted cash flow analysis using current market rates for debt instruments with similar terms. The difference between the initial proceeds from the Convertible Notes and the estimated fair value of the debt instruments resulted in a debt discount, with an offset recorded to additional paid-in capital representing the equity component. The debt discount is being amortized to interest expense over the expected lives of the Convertible Notes.
Derivative Instruments
The Company may use derivative financial instruments to hedge all or a portion of the interest rate risk associated with its borrowings. Certain of the techniques used to hedge exposure to interest rate fluctuations may also be used to protect against declines in the market value of assets that result from general trends in debt markets. The principal objective of such agreements is to minimize the risks and/or costs associated with the Company's operating and financial structure as well as to hedge specific anticipated transactions.
The Company records all derivatives on the consolidated balance sheets at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether the Company has elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives may also be designated as hedges of the foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge. The Company may enter into derivative contracts that are intended to economically hedge certain of its risk, even though hedge accounting does not apply or the Company elects not to apply hedge accounting.
The accounting for subsequent changes in the fair value of these derivatives depends on whether each has been designed and qualifies for hedge accounting treatment. If the Company elects not to apply hedge accounting treatment, any changes in the fair value of these derivative instruments is recognized immediately in gains (losses) on derivative instruments in the consolidated statements of operations and comprehensive loss. If the derivative is designated and qualifies for hedge accounting treatment the change in the estimated fair value of the derivative is recorded in other comprehensive income (loss) to the extent that it is effective. Any ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.
Share Repurchase Programs
ARCT III's and ARCT IV's board of directors had adopted Share Repurchase Programs (the "ARCT III SRP" and the "ARCT IV SRP", respectively, and collectively the "SRPs") that enabled stockholders to sell their shares to ARCT III and ARCT IV, respectively, in limited circumstances. The SRPs permitted investors to sell their shares back to ARCT III or ARCT IV, as applicable, after they had held them for at least one year, subject to the significant conditions and limitations described below.
The purchase price per share of the ARCT III SRP depended on the length of time investors had held such shares as follows: after one year from the purchase date — the lower of $9.25 and 92.5% of the amount they actually paid for each share; after two years from the purchase date —the lower of $9.50 and 95.0% of the amount they actually paid for each share; after three years from the purchase date — the lower of $9.75 and 97.5% of the amount they actually paid for each share; and after four years from the purchase date — the lower of $10.00 and 100% of the amount they actually paid for each share.
The purchase price per share of the ARCT IV SRP depended on the length of time investors had held such shares as follows: after one year from the purchase date — the lower of $23.13 and 92.5% of the amount they actually paid for each share; after two years from the purchase date —the lower of $23.75 and 95.0% of the amount they actually paid for each share; after three years from the purchase date — the lower of $24.78 and 97.5% of the amount they actually paid for each share; and after four years from the purchase date — the lower of $25.00 and 100.0% of the amount they actually paid for each share.
Both ARCT III and ARCT IV were only authorized to repurchase shares pursuant to the SRPs up to the value of shares issued under their respective DRIP (as defined below) and limited the amount spent to repurchase shares in a given quarter to the value of the shares issued under the DRIP in that same quarter.
When a stockholder requested repurchases and the repurchases were approved by ARCT III's or ARCT IV's board of directors, as applicable, it reclassified such obligation from equity to a liability based on the settlement value of the obligation. The following table reflects the number of shares repurchased for the years ended December 31, 2013, 2012 and 2011.

	Number of Requests	Number of Shares	Average Price per Share
2011	1	2,375	$10.00
2012	75	180,744	10.07
2013	11	4,956	24.98
Cumulative repurchase requests as of December 31, 2013	87	188,075	$10.46

Upon the ARCT III Merger, the ARCT III SRP was terminated. Upon the ARCT IV Merger, the ARCT IV SRP was terminated.
Upon the closing of the ARCT III Merger on February 28, 2013, pursuant to the terms of the ARCT III Merger Agreement, 29.2 million shares, or 16.5% of the then outstanding shares of ARCT III's common stock, were paid in cash at $12.00 per share, which is equivalent to 27.7 million shares of the Company's common stock based on the ARCT III Exchange Ratio. See Note 2 —Mergers and Acquisitions.
On August 20, 2013, the Company's board of directors reauthorized its $250 million share repurchase program which was originally authorized in February 2013. During the year ended December 31, 2013, the Company repurchased approximately 0.6 million shares at an average price of $13.06 per share or $7.5 million in total.
Distribution Reinvestment Plans
Pursuant to the ARCT III distribution reinvestment plan or ("ARCT III DRIP"), stockholders could have elected to reinvest distributions by purchasing shares of ARCT III common stock in lieu of receiving cash. No dealer manager fees or selling commissions were paid with respect to shares purchased pursuant to the ARCT III DRIP. Participants purchasing shares pursuant to the ARCT III DRIP had the same rights and were treated in the same manner as if such shares were issued pursuant to ARCT III's initial public offering (the "ARCT III IPO"). Shares issued pursuant to the ARCT III DRIP were recorded within stockholders' equity in the accompanying consolidated balance sheets in the period distributions were declared. During the years ended December 31, 2013, 2012 and 2011, ARCT III issued 0.5 million, 2.7 million and 27,169 shares of common stock, respectively, with a value of $4.9 million, $26.8 million and $0.3 million, respectively, in each case with a par value per share of $0.01, pursuant to the DRIP. Upon the closing of the ARCT III Merger, the DRIP was terminated.
Pursuant to the ARCT IV distribution reinvestment plan or ("ARCT IV DRIP"), stockholders could have elected to reinvest distributions by purchasing shares of ARCT IV common stock in lieu of receiving cash. No dealer manager fees or selling commissions are paid with respect to shares purchased pursuant to the ARCT IV DRIP. Participants purchasing shares pursuant to the ARCT IV DRIP had the same rights and were treated in the same manner as if such shares were issued pursuant to ARCT IV's initial public offering (the "ARCT IV IPO"). Shares issued pursuant to the ARCT III DRIP were recorded within stockholders' equity in the accompanying consolidated balance sheet in the period distributions are declared. During the years ended December 31, 2013and 2012, ARCT IV issued 0.5 million and 7,690 shares of common stock with a value of $20.7 million and $0.4 million, respectively, and a par value per share of $0.01 pursuant to the ARCT IV DRIP.
Revenue Recognition
Upon the acquisition of real estate, certain properties will have leases where minimum rent payments increase during the term of the lease. The Company will record rental revenue for the full term of each lease on a straight-line basis. When the Company acquires a property, the term of existing leases is considered to commence as of the acquisition date for the purposes of this calculation. Cost recoveries from tenants are included in tenant reimbursement income in the period the related costs are incurred, as applicable.
The Company's revenues, which are derived primarily from rental income, include rents that each tenant pays in accordance with the terms of each lease reported on a straight-line basis over the initial term of the lease. Since many of the leases provide for rental increases at specified intervals, straight-line basis accounting requires the Company to record a receivable, and include in revenues, unbilled rent receivables that the Company will only receive if the tenant makes all rent payments required through the expiration of the initial term of the lease. Straight-line rent receivables are included in prepaid expenses and other assets on the consolidated balance sheets. See Note 7 — Prepaid Expenses and Other Assets. The Company defers the revenue related to lease payments received from tenants in advance of their due dates. As of December 31, 2013 and 2012, the Company had $20.3 million and $4.3 million, respectively, of deferred rental income, which is included in deferred rent and other liabilities on the consolidated balance sheets.
The Company continually reviews receivables related to rent and unbilled rent receivables and determines collectability by taking into consideration the tenant's payment history, the financial condition of the tenant, business conditions in the industry in which the tenant operates and economic conditions in the area in which the property is located. In the event that the collectability of a receivable is in doubt, the Company will record an increase in the allowance for uncollectible accounts or record a direct write-off of the receivable in the consolidated statements of operations and comprehensive loss. As of December 31, 2013 and 2012, the Company determined that no allowance for uncollectible accounts was necessary.
Contingent Rental Income
The Company owns certain properties that have associated leases that require the tenant to pay contingent rental income based on a percentage of the tenant's sales after the achievement of certain sales thresholds, which may be monthly, quarterly or annual targets. As a lessor, the Company defers the recognition of contingent rental income until the specified target that triggered the contingent rental income is achieved, or until such sales upon which percentage rent is based are known.
Offering and Related Costs
Offering and related costs include costs incurred in connection with the Company's issuance of common stock. These costs include, but are not limited to, (i) legal, accounting, printing, mailing and filing fees; (ii) escrow related fees, and (iii) reimbursement to the dealer manager for amounts they paid to reimburse the bonified due diligence expenses of broker-dealers.
Acquisition Related Expenses and Merger and Other Transaction Related Expenses
Acquisition related expenses include legal and other transaction related costs incurred in connection with self-originated acquisitions including purchases of portfolios. Merger and other transaction related expenses include the following costs (amounts in thousands):

	Year Ended December 31,
	2013	2012
Incentive fee paid to a subsidiary of the Former Sponsor in connection with the ARCT III Merger	$98,360	$—
Legal and other transaction related costs incurred in connection with mergers	109,428	2,603
Accelerated vesting of operating partnership units due to internalization	59,400	—
Acceleration of restricted share amortization resulting from the consummation of the Cole Merger	2,657	—
Other internalization costs	8,474	—
Total	$278,319	$2,603

Equity Based Compensation
The Company has an equity based incentive award plan for its affiliated Manager, non-executive directors, officers, other employees and independent contractors who are providing services to the Company, as applicable, and a non-executive director restricted share plan, which are accounted for under the guidance for share-based payments. The expense for such awards is recognized over the vesting period or when the requirements for exercise of the award have been met. See Note 17 — Equity Based Compensation for additional information on these plans.
Per Share Data
Income (loss) per basic share of common stock is calculated by dividing net income (loss) less dividends on unvested restricted stock and dividends on preferred shares by the weighted-average number of shares of common stock issued and outstanding during such period. Diluted income (loss) per share of common stock considers the effect of potentially dilutive shares of common stock outstanding during the period. As the Company has the ability and intent to settle all outstanding convertible debt in cash, the Company has excluded the if-converted shares from its calculation of diluted shares.
Income Taxes
Each of the Company, ARCT IV and ARCT III qualified as REITs under Sections 856 through 860 of the Internal Revenue Code (the "Code") commencing with the taxable year ended December 31, 2011. Being qualified for taxation as a REIT, each of the Company and ARCT III generally will not be subject to federal corporate income tax to the extent it distributes its REIT taxable income to its stockholders, and so long as it distributes at least 90% of its REIT taxable income, computed without regard to the dividends paid deduction and excluding net capital gain. REITs are subject to a number of other organizational and operational requirements. Each of the Company, ARCT IV and ARCT III may still be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income.
As of December 31, 2013, the Company had no material uncertain income tax positions. The tax years subsequent to and including the fiscal year ended December 31, 2010 remain open to examination by the major taxing jurisdictions to which the Company is subject.
Reportable Segments
The Company has determined that it has one reportable segment with activities related to investing in real estate and real estate-related assets. The Company's investments in real estate generate rental revenue and other income through the leasing of properties, which comprised 100% of its total consolidated revenues. Although the Company's investments in real estate will be geographically diversified throughout the United States, management evaluates operating performance on an individual property level. The Company's properties have been aggregated into one reportable segment.
Recent Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board ("FASB") issued guidance regarding disclosures about offsetting assets and liabilities, which requires entities to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance was effective for fiscal years and interim periods beginning on or after January 1, 2013 with retrospective application for all comparative periods presented. The adoption of this guidance, which is related to disclosure only, did not have a material impact on the Company's consolidated financial position, results of operations or cash flows. Refer to Note 6 — Derivatives and Hedging Activities for the Company's disclosure of information about offsetting and related arrangements.
In July 2012, the FASB issued revised guidance intended to simplify how an entity tests indefinite-lived intangible assets for impairment. The amendments allow an entity to initially assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test. An entity is no longer required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative test unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments were effective for annual and interim indefinite-lived intangible asset impairment tests performed for fiscal years beginning after September 15, 2012. The adoption of this guidance did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.
In February 2013, the FASB issued guidance which requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. The guidance was effective for annual and interim periods beginning after December 15, 2012. The adoption of this guidance, which is related to disclosure only, did not have a material impact on the Company's consolidated financial position, results of operations or cash flows. Refer to Note 14 — Derivatives and Hedging Activities for the Company's disclosure of the information about the amounts reclassified out of accumulated other comprehensive income by component.
In February 2013, the FASB issued new accounting guidance clarifying the accounting and disclosure requirements for obligations resulting from joint and several liability arrangements for which the total amount under the arrangement is fixed at the reporting date. The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2013. The Company does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial position, results of operations or cash flows.
In April 2014, the FASB issued Accounting Standards Update, 2014-08 Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity ("ASU 2014-08"), which amends the reporting requirements for discontinued operations by updating the definition of a discontinued operation to be a component of an entity that represents a strategic shift that has (or will have) a major effect on an entity's operations and financial results, resulting in fewer disposals that qualify for discontinued operations reporting yet the pronouncement also requires expanded disclosures for discontinued operations. The Company adopted ASU 2014-08 effective January 1, 2014. Starting with the first quarter of 2014, the results of operations for all qualifying disposals and properties classified as held for sale that were not previously reported in discontinued operations will be presented within income from continuing operations on the accompanying consolidated statements of income.